Freedman, Levy, Kroll & Simonds

                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS

     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 7 to Form S-1 on the Form S-3 Registration Statement of Northbrook Life Insurance Company (File No. 033-50884).

                       /s/FREEDMAN, LEVY, KROLL & SIMONDS

Washington, D.C.
April 26, 1999